Exhibit 99.1

CONSOL Energy Announces Filing of Form 10 Registration Statement for Spin-Off of its Pennsylvania Mining Operations and Other Coal Assets; Second Quarter 2017 Earnings Release and Call Schedule

PITTSBURGH (July 11, 2017) – CONSOL Energy Inc. (NYSE: CNX) (Company) announced today the filing of a registration statement on Form 10 with the U.S. Securities and Exchange Commission (SEC), an important milestone in the Company’s previously announced plan to separate CONSOL Energy Inc. into two publicly-traded companies: a coal company and a natural gas exploration and production (E&P) company. The spin-off would provide current shareholders ownership in two leading and focused companies, each positioned to capitalize on distinct opportunities for future growth and profitability.

“Today’s filing represents a significant step towards completing the Company’s separation, with both entities being well capitalized and free cash flow generating. This strategic separation will enable both businesses to focus on their inherent strengths and unlock value for their shareholders,” commented Nicholas J. DeIuliis, the Company’s President and Chief Executive Officer.

The initial Form 10, which was filed by CONSOL Mining Corporation, a subsidiary of the Company that will hold the coal business at the time of the spin-off, includes detailed information about the coal business, including historical financial information. The coal business will be comprised of the Pennsylvania Mining Complex (consisting of the Bailey Mine, the Enlow Fork Mine and the Harvey Mine and the related coal preparation plant), the Company’s ownership interest in CNX Coal Resources LP, a publicly traded master limited partnership that owns a 25% undivided interest in the Pennsylvania Mining Complex (NYSE: CNXC), the coal export terminal at the Port of Baltimore, undeveloped coal reserves located in the Northern Appalachian, Central Appalachian and Illinois basins, and certain related coal assets and liabilities. The initial Form 10 is preliminary and subject to change prior to completion of the separation.

As disclosed in the Form 10, Jimmy Brock has been appointed as Chief Executive Officer of the coal business and Katharine Fredriksen as President of the coal business. Effective August 2, 2017, David Khani will serve as Chief Financial Officer of the coal business and Don Rush, a current Vice President of the Company, will assume the role of Executive Vice President and Chief Financial Officer of the Company. After the separation, Nick DeIuliis will serve as the President and Chief Executive Officer of the E&P business and Don Rush will serve as the Executive Vice President and Chief Financial Officer of the E&P business.

About Jimmy Brock

Jimmy Brock currently serves as the Chief Executive Officer of the coal business, the Chief Operating Officer – Coal of the Company, and the Chief Executive Officer and director of the general partner of CNX Coal Resources, LP. With a career in coal spanning five decades, Mr. Brock’s vast operational and leadership experience in the industry will continue to be an invaluable asset to the employees and shareholders of the new coal business.

About Katharine Fredriksen

Katharine Fredriksen, who formerly served as the Senior Vice President for Diversified Business Units and Environmental Affairs of the Company, has assumed the role of President of the coal business. Ms. Fredriksen has been responsible for the management of the Company’s health, safety and environmental matters, including management of the Company’s environmental legacy coal liabilities. She also has had responsibility for overseeing the operation of the company’s Baltimore Marine Terminal and Central Appalachian mining operations. Previously, Ms. Fredriksen served in the George W. Bush administration as Assistant Secretary and Principal Deputy Assistant Secretary for the Office of Policy and International Affairs at the U.S. Department of Energy.

About David Khani

David Khani, Executive Vice President and Chief Financial Officer of the Company, will assume the same role with the newly formed coal entity effective August 2, 2017. Mr. Khani joined the Company in 2011 as Vice President of Finance where he played a key role in the growth of the Company’s E&P business and is deeply involved in the ultimate separation of the coal and E&P businesses. Before joining the Company, Mr. Khani served as the Director of Research at FBR Capital Markets and Co. Mr. Khani previously served as Managing Director and head of FBR’s Energy and Natural Resources Group covering the coal mining space.

About Don Rush

Don Rush, the Company’s Vice President for Energy Marketing, will assume the role of Chief Financial Officer of the Company effective August 2, 2017. Having served in numerous leadership roles during his career with the Company, Mr. Rush has effectively guided the Company through every significant transaction during its transformative journey into a pure play natural gas exploration and production company, including the sale of the company’s five West Virginia mines in 2013 and the dissolution of the Company’s Marcellus Shale joint venture with Noble Energy, Inc. He currently oversees the Company’s commercial functions, including mergers and acquisitions, gas marketing and transportation.

The Form 10 also contemplates that the coal business will operate under the name CONSOL Energy Inc. after the spin-off, and that the E&P company will operate under a new name that will be announced at a later date.

The spin-off remains subject to the satisfaction of certain conditions, including, among others, obtaining final approval from the Company’s Board of Directors and the SEC declaring the Form 10 effective. A copy of the initial Form 10 is available on the SEC website at www.sec.gov and on the Investor Relations section of the Company’s website: http://investors.consolenergy.com/.

The Company remains committed to separating its coal and gas businesses and expects to be in a position to complete the separation as early as 2017.

Second Quarter 2017 Earnings Release and Conference Call Schedule

Separately, the Company will issue its second quarter earnings release at 6:45 a.m. Eastern Time on Tuesday, August 1. This will be followed by a conference call at 10:00 a.m. Eastern Time. A live webcast will be available on the ‘Investor Relations’ page of the company’s website, www.consolenergy.com. Also, earnings call slides will be available at 6:45 a.m. Eastern Time on Tuesday, August 1, on the ‘Investor Relations’ page of the company’s website.

Cautionary Statements

Various statements in this release, including those that express a belief, expectation or intention, are forward-looking statements under federal securities laws including Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) that involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects, including the potential separation, and our future production, revenues, income and capital spending. When we use the words “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “will,” or their negatives, or other similar expressions, the statements which include those words are usually forward-looking statements. When we describe strategy that involves risks or uncertainties, we are making forward-looking statements. The forward-looking statements in this press release, if any, speak only as of the date of this press release; we disclaim any obligation to update these statements. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, contingencies and uncertainties relate to, among other matters, the following: uncertainties as to the timing and manner of the separation (whether by sale or spin-off) and whether it will be completed (including any dropdowns of the coal business); the possibility that various closing conditions for the separation may not be satisfied; the impact of the separation on our business; the expected tax treatment of the separation; the risk that the coal and natural gas exploration and production businesses will not be separated successfully or such separation may be more difficult, time-consuming or costly than expected, which could result in additional demands on our resources, systems, procedures and controls, disruption of our ongoing business and diversion of management’s attention from other business concerns; competitive responses to the separation; deterioration in economic conditions in any of the industries in which our customers operate may decrease demand for our products, impair our ability to collect customer receivables and impair our ability to access capital; prices for natural gas, natural gas and other liquids and coal are volatile and can fluctuate widely based upon a number of factors beyond our control including oversupply relative to the demand available for our products, weather and the price and availability of alternative fuels; an extended decline in the prices we receive for our natural gas, natural gas liquids and coal affecting our operating results and cash flows; foreign currency fluctuations could adversely affect the competitiveness of our coal and natural gas liquids abroad; our customers extending existing contracts or entering into new long-term contracts for coal on favorable terms; our reliance on major customers; our inability to collect payments from customers if their creditworthiness declines or if they fail to honor their contracts; the disruption of rail, barge, gathering, processing and transportation facilities and other systems that deliver our natural gas, natural gas liquids and coal to market; a loss of our competitive position because of the competitive nature of the natural gas and coal industries, or a loss of our competitive position because of overcapacity in these industries impairing our profitability; coal users switching to other fuels in order to comply with various environmental standards related to coal combustion emissions; the impact of potential, as well as any adopted environmental regulations including any relating to greenhouse gas emissions on our operating costs as well as on the market for natural gas and coal and for our securities; the risks inherent in natural gas and coal operations, including our reliance upon third party contractors, being subject to unexpected disruptions, including geological conditions, equipment failure, timing of completion of significant construction or repair of equipment, fires, explosions, accidents and weather conditions which could impact financial results; decreases in the availability of, or increases in, the price of commodities or capital equipment used in our mining and transportation operations; obtaining and renewing governmental permits and approvals for our natural gas and coal operations; the effects of government regulation on the discharge into the water or air, and the disposal and clean-up of, hazardous substances and wastes generated during our natural gas and coal operations; our ability to find adequate water sources for our use in natural gas drilling, or our ability to dispose of water used or removed from strata in connection with our natural gas operations at a reasonable cost and within applicable environmental rules; the effects of stringent federal and state employee health and safety regulations, including the ability of regulators to shut down our operations; the potential for liabilities arising from environmental contamination or alleged environmental contamination in connection with our past or current natural gas and coal operations; the effects of mine closing, reclamation, gas well closing and certain other liabilities; uncertainties in estimating our economically recoverable natural gas, oil and coal reserves; defects may exist in our chain of title and we may incur additional costs associated with perfecting title for natural gas and coal rights on some of our properties or failing to acquire these additional rights may result in a reduction of our estimated reserves; the outcomes of various legal proceedings, which are more fully described in our reports filed under the Securities Exchange Act of 1934; exposure to employee-related long-term liabilities; acquisitions and divestitures we anticipate may not occur or produce anticipated benefits; our participation in joint ventures may restrict our operational and corporate flexibility, and actions taken by a joint venture partner may impact our financial position and operational results; risks associated with our debt; replacing our natural gas and oil reserves, which if not replaced, will cause our natural gas and oil reserves and production to decline; declines in our borrowing base could occur for a variety of reasons, including lower natural gas or oil prices, declines in natural gas and oil proved reserves, and lending regulations requirements or regulations; our hedging activities may prevent us from benefiting from near-term price increases and may expose us to other risks; changes in federal or state income tax laws, particularly in the area of percentage depletion and intangible drilling costs, could cause our financial position and profitability to deteriorate; failure to appropriately allocate capital and other resources among our strategic opportunities may adversely affect our financial condition; failure by Murray Energy to satisfy liabilities it acquired from us, or failure to perform its obligations under various arrangements, which we guaranteed, could materially or adversely affect our results of operations, financial position, and cash flows; information theft, data corruption, operational disruption and/or financial loss resulting from a terrorist attack or cyber incident; operating in a single geographic area; certain provisions in our multi-year coal sales contracts may provide limited protection during adverse economic conditions, and may result in economic penalties or permit the customer to terminate the contract; a majority of our common units in CNX Coal Resources LP and CONE Midstream Partners LP are subordinated, and we may not receive distributions from CNX Coal Resources LP or CONE Midstream Partners LP; with respect to the sale of the Buchanan and Amonate mines and other coal assets to Coronado IV LLC - disruption to our business, including customer, employee and supplier relationships resulting from this transaction, and the impact of the transaction on our future operating results; with respect to the termination of the joint venture with Noble - disruption to our business, including customer and supplier relationships resulting from this transaction, and the impact of the transaction on our future operating and financial results and liquidity; other factors discussed in the 2016 Form 10-K under “Risk Factors,” as updated by any subsequent Form 10-Qs, which are on file at the Securities and Exchange Commission. We disclaim any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

Contacts:

Investor:    Tyler Lewis, at (724) 485-3157

Media:       Brian Aiello, at (724) 485-3078

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